Exhibit 99.1

PRESS RELEASE	Contact: Debra Cope
October 17, 2022, 8:00 AM ET	Director of Corporate Communications
(703) 481-4599

MainStreet Bancshares, Inc. Reports Strong Earnings

Widening net interest margin fueled record financial performance as measured by multiple 3rd quarter 2022 key metrics:

●	1.70% Return on average assets
●	16.13% Return on average equity
●	4.14% Net interest margin
●	$0.97 Per-share earnings (basic and diluted)

Fairfax, Virginia, October 17, 2022 — MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported continued strong financial performance through the third quarter as earnings on its floating-rate loans rose in-sync with FOMC interest rate increases.

Rising rates on a loan portfolio largely designed to flex with market rates sent loan interest income to $20.3 million in the third quarter. This is 13% higher than the second quarter of 2022 and 34% higher than the third quarter of 2021.

The Company recorded net income of $7.2 million for the quarter ending September 30, 2022. Net income was up 34% from the second quarter and 62% from the year-earlier third quarter. The net interest margin widened to 4.14%, at September 30, 2022, up 84 basis points from a year earlier. The Company’s efficiency ratio was stellar at 50.88%.

“Year-to-date earnings per share are $2.31, and we are forecasting $3.25 for the year, assuming loan growth remains consistent with previous quarters,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank. “Although the Company benefits from a rising interest rate environment, we remain hopeful that the FOMC will react quickly as and when they identify and achieve the neutral rate.”

The loan portfolio has grown 8% since the beginning of 2022, and total assets are approaching $1.9 billion.  Asset quality remains pristine, with zero non-performing assets as of quarter-ended September 30. Noninterest-bearing deposits represent 36% of the $1.6 billion in total deposits, and 71% of total deposits are core deposits.

“We continue to experience solid organic growth in deposits to support our lending,” said Abdul Hersiburane, President of MainStreet Bank. “The Washington, D.C., branch has proven to be a particularly strong funnel for new business - especially construction lending and government contract lending opportunities,” Hersiburane added.

The level of Accumulated Other Comprehensive Income (AOCI) for the Company remains low at -5.13% of total capital.

The Company will discuss quarterly and year-to-date earnings and preview business developments with Avenu™ during their virtual quarterly earnings call at 2 p.m. Eastern time today.

Avenu™ - Banking Delivered

Avenu™ offers the only embedded banking solution that connects our partners and their app’s directly and seamlessly to a banking core -- our banking core. We are not a sponsor bank without our own technology, and we are not a middleware software company (aggregator) without our own bank. We are Avenu, a leading financial technology company backed by an established community business bank in the heart of Washington, DC.

Avenu™ - Serving a Community of Innovation

Our clients are fintechs, application developers, money movers, and entrepreneurs. They all have one thing in common - they are innovating how money moves to solve real-world issues and help communities thrive. We are focused on serving our community and long-term business relationships.

“We are currently onboarding our initial beta customers with an anticipated go-live date around year-end 2022,” said Todd Youngren, President of Avenu™.  “Clients are telling us they see unique value in our risk- and compliance-centric approach, which is a critical consideration whenever handling other people’s money,” he added.

To learn more about Avenu™, visit Avenu.bank and join the queue today.

ABOUT MAINSTREET BANK:  MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington DC. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer’s experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
ASSETS
Cash and cash equivalents
Cash and due from banks	$50,636	$55,636	$63,986	$61,827	$67,992
Federal funds sold	54,098	47,013	37,756	31,372	65,725
Total cash and cash equivalents	104,734	102,649	101,742	93,199	133,717
Investment securities available for sale, at fair value	162,319	143,240	123,802	99,913	171,603
Investment securities held to maturity, at carrying value	17,670	17,698	18,769	20,349	21,148
Restricted equity securities, at cost	16,436	16,485	17,209	15,609	9,972
Loans, net of allowance for loan losses of $12,994, $12,982, $12,500,$11,697, and $11,428, respectively	1,448,071	1,416,875	1,413,238	1,341,760	1,246,331
Premises and equipment, net	14,523	14,756	14,833	14,863	14,795
Other real estate owned, net	—	—	—	775	1,158
Accrued interest and other receivables	8,273	7,313	6,980	7,701	4,718
Computer software, net of amortization	7,258	4,956	3,906	2,493	1,165
Bank owned life insurance	36,996	36,742	36,492	36,241	35,987
Other assets	43,835	32,665	24,777	14,499	16,605
Total Assets	$1,860,115	$1,793,379	$1,761,748	$1,647,402	$1,657,199
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$566,016	$535,591	$514,160	$530,678	$475,157
Interest bearing DDA deposits	93,695	99,223	76,286	69,232	63,622
Savings and NOW deposits	54,240	58,156	81,817	85,175	79,556
Money market deposits	254,190	231,207	301,842	267,730	310,776
Time deposits	585,783	575,950	460,839	459,148	485,255
Total deposits	1,553,924	1,500,127	1,434,944	1,411,963	1,414,366
Federal Home Loan Bank advances and other borrowings	—	—	40,000	—	—
Subordinated debt	72,146	72,047	71,955	29,294	40,635
Other liabilities	44,045	32,801	26,053	17,357	18,169
Total Liabilities	1,670,115	1,604,975	1,572,952	1,458,614	1,473,170
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	28,728	29,178	29,642	29,466	29,462
Capital surplus	63,231	64,822	66,798	67,668	67,152
Retained earnings	80,534	73,702	68,691	64,194	59,920
Accumulated other comprehensive income (loss)	(9,756)	(6,561)	(3,598)	197	232
Total Stockholders’ Equity	190,000	188,404	188,796	188,788	184,029
Total Liabilities and Stockholders’ Equity	$1,860,115	$1,793,379	$1,761,748	$1,647,402	$1,657,199

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
INTEREST INCOME:
Interest and fees on loans	$54,900	$46,211	$20,261	$17,954	$16,685	$15,532	$15,162
Interest on investment securities
Taxable securities	1,136	910	378	401	357	327	318
Tax-exempt securities	796	802	261	263	272	283	267
Interest on federal funds sold	1,241	73	1,013	195	34	61	38
Total interest income	58,073	47,996	21,913	18,813	17,348	16,203	15,785
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	345	170	175	105	65	59	60
Interest on savings and NOW deposits	122	127	43	42	37	38	38
Interest on money market deposits	766	645	496	151	119	127	148
Interest on time deposits	5,236	6,039	2,275	1,530	1,431	1,574	1,795
Interest on Federal Home Loan Bank advances and other borrowings	83	—	—	52	31	—	—
Interest on subordinated debt	2,108	1,346	828	812	468	539	541
Total interest expense	8,660	8,327	3,817	2,692	2,151	2,337	2,582
Net interest income	49,413	39,669	18,096	16,121	15,197	13,866	13,203
Provision for (recovery of) loan losses	1,280	(1,470)	—	480	800	295	290
Net interest income after provision for (recovery of) loan losses	48,133	41,139	18,096	15,641	14,397	13,571	12,913
NON-INTEREST INCOME:
Deposit account service charges	1,810	1,802	601	597	611	624	642
Bank owned life insurance income	754	647	254	250	251	253	252
Loan swap fee income	619	—	518	101	—	83	—
Net gain on held-to-maturity securities	4	3	—	4	—	3	—
Net gain (loss) on sale of loans	(168)	434	(211)	—	43	413	(40)
Other non-interest income	754	1,601	186	312	257	247	632
Total other income	3,773	4,487	1,348	1,264	1,162	1,623	1,486
NON-INTEREST EXPENSES:
Salaries and employee benefits	17,025	14,276	5,874	5,604	5,548	5,029	4,847
Furniture and equipment expenses	2,076	1,743	760	659	657	726	716
Advertising and marketing	1,684	1,115	704	574	406	450	438
Occupancy expenses	1,093	1,092	400	352	341	449	399
Outside services	1,545	908	611	567	368	485	292
Administrative expenses	658	493	253	195	210	192	202
Other operating expenses	4,268	4,517	1,291	1,543	1,433	1,389	1,567
Total non-interest expenses	28,349	24,144	9,893	9,494	8,963	8,720	8,461
Income before income tax expense	23,557	21,482	9,551	7,411	6,596	6,474	5,938
Income tax expense	4,462	4,124	1,808	1,481	1,173	1,660	1,155
Net income	19,095	17,358	7,743	5,930	5,423	4,814	4,783
Preferred stock dividends	1,617	1,617	539	539	539	539	539
Net income available to common shareholders	$17,478	$15,741	$7,204	$5,391	$4,884	$4,275	$4,244
Net income per common share, basic and diluted	$2.31	$2.09	$0.97	$0.71	$0.64	$0.56	$0.56
Weighted average number of common shares, basic and diluted	7,561,567	7,547,254	7,463,719	7,575,484	7,647,519	7,595,062	7,571,214

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	September 30, 2022		June 30, 2022		September 30, 2021		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$366,689	25.0%	$358,062	25.0%	$327,004	25.9%	2.4%	12.1%
Residential real estate loans	373,056	25.4%	366,758	25.6%	223,029	17.6%	1.7%	67.3%
Commercial real estate loans	638,110	43.5%	599,683	41.8%	494,766	39.1%	6.4%	29.0%
Commercial industrial loans - Other	74,482	5.1%	92,672	6.5%	191,281	15.1%	-19.6%	-61.1%
Consumer loans	13,628	1.0%	17,223	1.1%	27,740	2.3%	-20.9%	-50.9%
Total Gross Loans	$1,465,965	100.0%	$1,434,398	100.0%	$1,263,820	100.0%	2.2%	16.0%
Less: Allowance for loan losses	(12,994)		(12,982)		(11,428)
Net deferred loan fees	(4,900)		(4,541)		(6,061)
Net Loans	$1,448,071		$1,416,875		$1,246,331
DEPOSITS:
Non-interest bearing demand deposits	$566,016	36.4%	$535,591	35.7%	$475,157	33.6%	5.7%	19.1%
Interest-bearing demand deposits:
Demand deposits	93,695	6.0%	99,223	6.6%	63,622	4.5%	-5.6%	47.3%
Savings and NOW deposits	54,240	3.5%	58,156	3.9%	79,556	5.6%	-6.7%	-31.8%
Money market accounts	254,190	16.4%	231,207	15.4%	310,776	22.0%	9.9%	-18.2%
Certificates of deposit $250,000 or more	371,739	23.9%	383,340	25.6%	295,454	20.9%	-3.0%	25.8%
Certificates of deposit less than $250,000	214,044	13.8%	192,610	12.8%	189,801	13.4%	11.1%	12.8%
Total Deposits	$1,553,924	100.0%	$1,500,127	100.0%	$1,414,366	100.0%	3.6%	9.9%
BORROWINGS:
Federal Home Loan Bank advances	—	0.0%	—	0.0%	—	—	100.0%	0.0%
Subordinated debt	72,146	100.0%	72,047	100.0%	40,635	100.0%	0.1%	77.5%
Total Borrowings	$72,146	100.0%	$72,047	100.0%	$40,635	100.0%	0.1%	77.5%
Total Deposits and Borrowings	$1,626,070		$1,572,174		$1,455,001		3.4%	11.8%

Core customer funding sources (1)	$1,156,862	71.1%	$1,094,493	69.6%	$1,097,948	75.5%	5.7%	5.4%
Brokered and listing service sources (2)	397,062	24.5%	405,634	25.8%	316,418	21.7%	-2.1%	25.5%
Federal Home Loan Bank advances	—	0.0%	—	0.0%	—	—	100.0%	0.0%
Subordinated debt (3)	72,146	4.4%	72,047	4.6%	40,635	2.8%	0.1%	77.5%
Total Funding Sources	$1,626,070	100.0%	$1,572,174	100.0%	$1,455,001	100.0%	3.4%	11.8%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended September 30, 2022			For the three months ended September 30, 2021
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest earning assets:
Loans (1)(2)	$1,446,679	$20,261	5.56%	$1,258,485	$15,162	4.78%
Securities:
Taxable	73,914	378	2.03%	66,309	318	1.90%
Tax-exempt	38,074	330	3.44%	36,584	338	3.67%
Federal funds and interest-bearing deposits	182,331	1,013	2.20%	234,363	38	0.06%
Total interest earning assets	$1,740,998	$21,982	5.01%	$1,595,741	$15,856	3.94%
Other assets	61,479			88,521
Total assets	$1,802,477			$1,684,262
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$93,569	$175	0.74%	$64,966	$60	0.37%
Savings and NOW deposits	55,100	43	0.31%	75,968	38	0.20%
Money market deposit accounts	257,091	496	0.77%	302,848	148	0.19%
Time deposits	575,832	2,275	1.57%	507,254	1,795	1.40%
Total interest-bearing deposits	$981,592	$2,989	1.21%	$951,036	$2,041	0.85%
Federal funds purchased	2	—	—	2	—	—
Subordinated debt	72,107	828	4.56%	40,609	541	5.29%
Total interest-bearing liabilities	$1,053,701	$3,817	1.44%	$991,647	$2,582	1.03%
Demand deposits and other liabilities	558,337			510,008
Total liabilities	$1,612,038			$1,501,655
Stockholders’ Equity	190,439			182,607
Total Liabilities and Stockholders’ Equity	$1,802,477			$1,684,262
Interest Rate Spread			3.57%			2.91%
Net Interest Income		$18,165			$13,274
Net Interest Margin			4.14%			3.30%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the nine months ended September 30, 2022			For the nine months ended September 30, 2021
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest earning assets:
Loans (1)(2)	$1,420,013	$54,900	5.17%	$1,293,359	$46,211	4.78%
Securities:
Taxable	73,496	1,136	2.07%	57,838	910	2.10%
Tax-exempt	38,703	1,008	3.48%	36,737	1,015	3.69%
Federal funds and interest-bearing deposits	121,832	1,241	1.36%	224,521	73	0.04%
Total interest earning assets	$1,654,044	$58,285	4.71%	$1,612,455	$48,209	4.00%
Other assets	71,361			76,758
Total assets	$1,725,405			$1,689,213
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$86,836	$345	0.53%	$67,345	$170	0.34%
Savings and NOW deposits	66,714	122	0.24%	72,591	127	0.23%
Money market deposit accounts	252,992	766	0.40%	345,662	645	0.25%
Time deposits	511,242	5,236	1.37%	508,722	6,039	1.59%
Total interest-bearing deposits	$917,784	$6,469	0.94%	$994,320	$6,981	0.94%
Federal funds and repos purchased	2	—	—	1	—	—
Subordinated debt	62,807	2,108	4.49%	31,815	1,346	5.66%
FHLB borrowings	24,011	83	0.46%	—	—	—
Total interest-bearing liabilities	$1,004,604	$8,660	1.15%	$1,026,136	$8,327	1.08%
Demand deposits and other liabilities	531,115			486,510
Total liabilities	$1,535,719			$1,512,646
Stockholders’ Equity	189,686			176,567
Total Liabilities and Stockholders’ Equity	$1,725,405			$1,689,213
Interest Rate Spread			3.56%			2.92%
Net Interest Income		$49,625			$39,882
Net Interest Margin			4.01%			3.31%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.97	$0.56	$2.31	$2.09
Book value per common share	$21.92	$20.64	$21.92	$20.64
Tangible book value per common share(2)	$20.94	$20.64	$20.94	$20.64
Weighted average common shares (basic and diluted)	7,463,719	7,571,214	7,561,567	7,547,254
Common shares outstanding at end of period	7,425,432	7,593,749	7,425,432	7,593,749
Performance Ratios
Return on average assets (annualized)	1.70%	1.13%	1.48%	1.37%
Return on average equity (annualized)	16.13%	10.39%	13.46%	13.14%
Return on average common equity (annualized)	17.52%	10.84%	14.39%	14.09%
Yield on earning assets (FTE) (2) (annualized)	5.01%	3.94%	4.71%	4.00%
Cost of interest bearing liabilities (annualized)	1.44%	1.03%	1.15%	1.08%
Net interest spread (FTE)(2)	3.57%	2.91%	3.56%	2.92%
Net interest margin (FTE)(2) (annualized)	4.14%	3.30%	4.01%	3.31%
Noninterest income as a percentage of average assets (annualized)	0.30%	0.35%	0.29%	0.36%
Noninterest expense to average assets (annualized)	2.18%	1.99%	2.20%	1.91%
Efficiency ratio(3)	50.88%	57.60%	53.30%	54.68%
Asset Quality
Commercial real estate loans to total capital (4)	370.05%	341.44%	370.05%	341.44%
Construction loans to total capital (5)	137.51%	150.42%	137.51%	150.42%
Loans 30-89 days past due to total gross loans	0.17%	0.00%	0.17%	0.00%
Loans 90 days past due to total gross loans	0.02%	0.00%	0.02%	0.00%
Non-accrual loans to total gross loans	0.00%	0.00%	0.00%	0.00%
Other real estate owned	$—	$1,158	$—	$1,158
Non-performing assets	$—	$1,158	$—	$1,158
Non-performing assets to total assets	0.00%	0.07%	0.00%	0.07%
Allowance for loan losses to total gross loans	0.89%	0.90%	0.89%	0.90%
Allowance for loan losses to non-performing assets	N/A	9.87	N/A	9.87
Net loan recoveries	$(13)	$(5)	$(18)	$(21)
Net charge-offs (recoveries) to average gross loans (annualized)	N/A	0.00%	N/A	0.00%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$—	$—	$—	$—
Not performing in accordance with modified terms	$—	$—	$—	$—
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.39%	16.55%	16.39%	16.55%
Tier 1 risk-based capital ratio	15.59%	15.68%	15.59%	15.68%
Leverage ratio	14.01%	12.23%	14.01%	12.23%
Common equity tier 1 ratio	15.59%	15.68%	15.59%	15.68%
Other information
Closing stock price	$22.81	$23.99	$22.81	$23.99
Equity / assets	10.25%	11.10%	10.25%	11.10%
Average equity / average assets	10.57%	10.84%	10.99%	10.45%
Number of full time equivalent employees	157	128	157	128
# Full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of September 30, 2022 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021
Net interest margin (FTE)
Net interest income (GAAP)	$18,096	$13,203	$49,413	$39,669
FTE adjustment on tax-exempt securities	69	71	212	213
Net interest income (FTE) (non-GAAP)	18,165	13,274	49,625	39,882

Average interest earning assets	1,740,998	1,595,741	1,654,044	1,612,455
Net interest margin (GAAP)	4.12%	3.28%	3.99%	3.29%
Net interest margin (FTE) (non-GAAP)	4.14%	3.30%	4.01%	3.31%

	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$190,000	$184,029	$190,000	$184,029
Less: preferred stock	(27,263)	(27,263)	(27,263)	(27,263)
Total common stockholders equity (GAAP)	162,737	156,766	$162,737	$156,766
Less: intangible assets	7,258	1,165	7,258	1,165
Tangible common stockholders equity (non-GAAP)	155,479	155,601	155,479	155,601

Shares outstanding	7,425,432	7,593,749	7,425,432	7,593,749
Tangible book value per common share (non-GAAP)	$20.94	$20.49	$20.94	$20.49